UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2023

Enovix Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-39753	85-3174357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3501 W. Warren Avenue Fremont, California	94538
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (510) 695-2350

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENVX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.
On September 13, 2023, Enovix Corporation (“Enovix”) entered into a cash deposit agreement (the “Deposit Agreement”) with OCBC Bank (Malaysia) Berhad (“OCBC”), as described below under Item 2.03. The description of the Deposit Agreement (and related transactions under Item 2.03) is incorporated into this item by reference.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously reported by Enovix on that certain Current Report on Form 8-K filed on July 26, 2023, Enovix and its subsidiary in Malaysia, Enovix Malaysia SDN. BHD., entered into a long-term manufacturing agreement (the “Manufacturing Agreement”) with YBS International Berhad (“YBS”), a Malaysian corporation, including its wholly owned subsidiary, Orifast Solution Sdn Bhd (“OSSB”). Under the Manufacturing Agreement, YBS is a contract manufacturer for Enovix products.

On July 13, 2023, OCBC and OSSB entered into a Letter Offer (the “Loan Agreement”), pursuant to which OCBC provided an offer of a loan to OSSB for up to $70 million (the “Loan”) to finance manufacturing operations under the Manufacturing Agreement. Enovix entered into the Deposit Agreement with OCBC on September 13, 2023 to collateralize the Loan.

Description of the Deposit Agreement

Under the Deposit Agreement, from time to time, Enovix will deposit cash into a restricted account at OCBC based on the amount that OSSB draws downs under the Loan (collectively, the “Deposit”). The amount for which OSSB is indebted or liable to OCBC pursuant to the Loan Agreement to the extent of its drawdown under such Loan Agreement is referred to as the “Indebtedness”. Pursuant to the Deposit Agreement, Enovix does not expect to deposit cash during the quarter ending October 1, 2023. Subsequent cash deposits pursuant to the Deposit Agreement will be disclosed in our consolidated financial statements.

The Deposit will earn interest at a variable rate and any interest earned on the Deposit is not restricted and can be withdrawn by Enovix so long as Enovix has collateral to satisfy Indebtedness. Enovix is permitted to prepay OCBC Indebtedness without penalty.

Pursuant to the terms of the Deposit Agreement, as long as the Loan is outstanding, (i) Enovix shall not without the prior written consent of OCBC, withdraw or request for repayment of the whole or any part of the Deposit; (ii) Enovix shall not create, attempt to create, or permit to subsist any security interest on or over the Deposit or any part of it; (iii) Enovix shall not sell, assign, transfer or otherwise deal with the Deposit or any part of it, nor attempt so to do; (iv) at Enovix’s own cost and expense do all such acts, deeds and things including, but not limited to, the execution or signing of all such endorsements, transfers, assignments, assurances and documents and giving of all such notices as OCBC may require for the perfection, continuance or enforcement of the security arising out of the Deposit Agreement; (v) Enovix shall maintain, in respect of the Deposit, such margin of security in relation to the Indebtedness as may from time to time be required by OCBC, by the deposit immediately on demand by OCBC of additional sums into an account at OCBC, provided that the total of such additional sums shall not exceed the amount of the Indebtedness; and (vi) notwithstanding any other terms of the Deposit Agreement, OCBC shall be prohibited from seizing assets or collateral beyond the extent required for the collateralization of the Indebtedness.

Additionally, Enovix has agreed under the Deposit Agreement to indemnify OCBC against any loss OCBC suffers from the Indebtedness because of: (i) the liability to pay the Indebtedness is unenforceable in whole or in part as a result of lack of capacity, power or authority or improper exercise of power or authority; (ii) a loss is suffered by OCBC as a result of a claim by a liquidator or the Director General of Insolvency of Malaysia in connection with the Indebtedness or other money payable under the Deposit Agreement becoming void or voidable; (iii) the Indebtedness is not or has not been recovered from Enovix pursuant to the Deposit Agreement, or from OSSB because of any other circumstances whatsoever including, without limitation, any transaction relating to the Indebtedness being void, voidable or unenforceable and whether or not OCBC knew or should have known anything about that transaction; (iv) any breach of the terms under the Deposit Agreement or under the advances, loans, banking or other facilities or accommodation or other security documents or any default in the payment of the Indebtedness; (v) failure of recovery of the advances, loans, banking or other facilities or accommodation or the preservation of security(ies); or (vi) any claims, demands, actions, legal proceedings made, issued or commenced against OCBC (a) which the OSSB and/or Enovix is not fully successful or (b) by a third party who is in dispute (whether related to the advances, loans, banking or other facilities or accommodation) with the OSSB and/or Enovix. The Deposit Agreement has a governing law of Malaysia.

Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will,” “goal,” “prioritize,” “plan,” “target,” “expect,” “focus,” “look forward,” “opportunity,” “believe,” “estimate,” “continue,” “anticipate,” and “pursue” or the negative of these terms or similar expressions. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to, the expected amount of Enovix’s cash deposits under the Deposit Agreement during the current and subsequent quarters. For additional information on these risks and uncertainties and other potential factors that could affect our business and financial results or cause actual results to differ from the results predicted, please refer to our filings with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our most recently filed Annual Report on Form 10-K, Quarterly Report on Form 10-Q and other documents that we have filed, or that we will file, with the SEC. Any forward-looking statements made by us in this Current Report on Form 8-K speak only as of the date on which they are made and subsequent events may cause these expectations to change. We disclaim any obligations to update or alter these forward-looking statements in the future, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Enovix Corporation

Date:	September 14, 2023	By:	/s/ Arthi Chakravarthy
Arthi Chakravarthy Chief Legal Officer, General Counsel and Secretary

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